                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                             ---------------------



                                   FORM 8-K



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):August 15, 1997



             GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1996-2
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            (Exact name of registrant as specified in its charter)



       Minnesota                        33-62433                Applied for
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(State or other jurisdiction          (Commission              (IRS employer
      of incorporation)               file numbers)          identification no.)



1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota    55102-1639
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      (Address of principal executive offices)                        (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------


                                Not Applicable
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        (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on August 15, 1997 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

              Exhibit No.      Description
              -----------      -----------

                 99.1 Monthly Report delivered to Certificateholders on August 15, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 15, 1997


                                 FLOORPLAN RECEIVABLES MASTER TRUST
                                 1996-2


                                 By  GREEN TREE FINANCIAL CORPORATION
                                     as Servicer with respect to the Trust


                                 By: /s/Phyllis A. Knight
                                     ----------------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                               INDEX TO EXHIBITS


Exhibit
Number                                                                      Page
------                                                                      ----
 99.1      Monthly Report delivered to Certificateholders                     5
           on August 15, 1997.